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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 13, 2002, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-37505, 333-88297 and 333-53652) and Registration Statement on Form S-3 (File No. 333-77619).

                                              ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
March 18, 2002